UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Louisiana-Pacific Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

LOUISIANA-PACIFIC CORPORATION

2023 Annual Meeting
Vote by April 27, 2023
11:59 PM ET

LOUISIANA-PACIFIC CORPORATION
1610 WEST END AVENUE, SUITE 200
NASHVILLE, TENNESSEE 37203

D96728-P86578

You invested in LOUISIANA-PACIFIC CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 28, 2023 for holders of record as of March 1, 2023.**

Get informed before you vote

View this Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of proxy material(s) by requesting prior to April 14, 2023. If you would like to request a copy of the proxy material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 28, 2023
7:30 a.m. CT

Virtually at:
www.virtualshareholdermeeting.com/LPX2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Class II Directors **Nominees:** 1a. Jose A. Bayardo	For
1b. Stephen E. Macadam	For
2. Ratification of the selection of Deloitte & Touche LLP as LP's independent registered public accounting firm for 2023.	For
3. Advisory vote on the frequency of advisory votes on named executive officer compensation.	1 Year
4. Advisory vote to approve named executive officer compensation.	For

NOTE: The proxy, when properly executed, will be voted in the manner directed. If no direction is made, the proxy will be voted in accordance with the Board of Directors' recommendations. If any other business properly comes before the meeting, the proxy will be voted by the proxies named herein in accordance with their best judgment.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D96729-P86578